Exhibit 10.3

VALIDITY AGREEMENT

THIS VALIDITY AGREEMENT (this “Agreement”) is made as of the ____ day of _____, 2008, by and between H. MacGregor Clarke (the “Principal”), AEROGROW INTERNATIONAL, INC., a Nevada corporation (“Company”), and FCC, LLC, d/b/a First Capital (“Secured Party”).

RECITALS

A. The Principal is part of top-level management of Company and has considerable expertise and familiarity in the management of Company's business.

B. Company and Secured Party are parties to a Loan and Security Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”).  Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the  Loan Agreement.

C. Under the Loan Agreement, Company has obtained and is currently indebted under, and may obtain in the future, certain loans which are part of the “Obligations” (as that term is defined in the Loan Agreement) of Company to Secured Party.  The Obligations are secured by the “Collateral” (as that term is defined in the Loan Agreement) as set forth in various agreements between Company and Secured Party.

D. A condition of the making of the Loans was that the Principal and Company enter into this Agreement.

AGREEMENTS

NOW, THEREFORE, IN CONSIDERATION of the premises, and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Secured Party, the Principal and Company hereby agree as follows:

1. Recitals.

The parties hereto hereby acknowledge and agree that to the best of their knowledge the Recitals are true and accurate in all material respects.

2. Assurances By Principals.

(a) The Principal covenants and agrees for the benefit of the Secured Party that the Principal will not willfully and intentionally (i) make any untrue statement of  a material fact to Secured Party relating to the Collateral that would constitute a fraud under the laws of the State of Colorado, (ii) make any untrue statement of  a material fact to Secured Party relating to the Loans that would constitute a fraud under the laws of the State of Colorado, or (iii) fail or refuse to turn over any Collateral or proceeds thereof to the Secured Party or otherwise take any action that would constitute a fraud or conversion under the laws of the State of Colorado.

(b) If there occurs a breach or violation of any of the obligations of the Principal in subsection (a) above, to the maximum extent permitted by applicable law, Secured Party shall only be entitled to recover direct pecuniary losses on the Loans caused by the breach or violation of any of the obligations of Principal in subsection (a) above, and Principal shall not be liable for any other loss of profits or any special, incidental, consequential or punitive damages.

(c) Any action by Secured Party for a breach or violation of any of the obligations of Principal in subsection (a) above must be brought (i) within six (6) months from any termination under Section 4 below,  (ii) the applicable Colorado statute of limitations for a breach of a written contract, or (iii) the applicable Colorado statute of limitations for civil fraud, which ever is the shorter time period.

(d) The provisions of subsections (b) and (c) shall survive the termination of this Agreement.

3. Default; Waiver; Etc.

(a) Any default by the Principal or Company under Section 2 of this Agreement will cause immediate and irreparable injury to Secured Party and will authorize recourse against the defaulting party by Secured Party, to include injunction, specific performance and all other legal or equitable remedies.

(b) Company agrees to pay all of Secured Party's attorney's reasonable fees and expenses relating to a default by the Principal or Company under this Agreement.

(c) Neither Secured Party's entering into this Agreement, nor any failure on the part of Secured Party in exercising any right, power, or privilege under one or more of the instruments, security agreements or other loan documents relating to the Loans shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.  Secured Party's acceptance of this Agreement shall in no way be deemed to obligate Secured Party to make any Loans.  This Agreement is intended solely for the benefit of Secured Party, its successors and assigns to be used in the exercise of its absolute discretion from time to time and shall not be interpreted to place on it directly or indirectly any obligation or duty whatsoever to enforce the obligations of the Principal or Company hereunder.

4. Termination.

This Agreement shall terminate upon the earliest of (a) the date on which Secured Party has received payment of all amounts due and owing under the Loan Agreement, including all fees and expenses of Secured Party due and owing under any agreement relating to the Loan Agreement, and all commitments of Secured Party to provide loans or other credit accommodations to Borrower have terminated, or (b) the date on which the assets of Company shall have been completely liquidated, with insubstantial exceptions, or (c) Principal’s voluntary or involuntary termination of employment with the Company.  Notwithstanding the foregoing, Principal’s liabilities, if any, under this Agreement shall continue and survive past any termination related to subsections (b) or (c) of the foregoing sentence with respect to any statements, actions or omissions of Principal prior to such termination.

5. Entire Agreement.

                Principal and Company and Secured Party acknowledge that this written agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There is no unwritten oral agreements between the parties.

6.  Governing Law.

THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, AND PRINCIPAL AND COMPANY HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DENVER, COLORADO. SECURED PARTY, PRINCIPAL AND COMPANY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

COMPANY

AEROGROW INTERNATIONAL, INC.

By: __________________________________
     Jervis B. Perkins, President and Chief Executive Officer

PRINCIPAL

_____________________________________
H. MacGregor Clarke
Address: ______________________________
 ______________________________

SECURED PARTY

FCC, LLC d/b/a First Capital
A Florida limited liability company

By:____________________________
      Lee E. Elmore, Senior Vice President

FCC, LLC
3520 NW 58th Street
Oklahoma City, OK 73112
Attn.:  Lee E. Elmore, Senior Vice President
Facsimile No.:  405-917-9660

STATE OF ___________________

COUNTY OF _________________

Before me, the undersigned authority, on this date personally appeared Jervis B. Perkins, President and Chief Executive Officer of Aerogrow International, Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal this ______ day of __________________, 2008.

______________________________________
Notary Public

( S E A L )

My Commission Expires:

_____________________

STATE OF ___________________

COUNTY OF _________________

Before me, the undersigned authority, on this date personally appeared Lee E. Elmore, Senior Vice President of FCC, LLC, a Florida limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said limited liability company.

Given under my hand and seal this ______ day of __________________, 2008.

______________________________________
Notary Public

( S E A L )

My Commission Expires:

_____________________

STATE OF ___________________

COUNTY OF _________________

Before me, the undersigned authority, on this date personally appeared H. MacGregor Clarke, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal this ______ day of __________________, 2008.

______________________________________
Notary Public

( S E A L )

My Commission Expires:

_____________________